                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            WASHINGTON FEDERAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          Washington Federal, Inc logo
                                425 PIKE STREET
                             SEATTLE, WA 98101-2334
                                 (206) 624-7930

                                                               December 22, 1998

Dear Stockholder:

     You are invited to attend our Annual Meeting of Stockholders to be held on January 27, 1999 at 2:00 p.m. at the Westin Hotel, 1900 Fifth Avenue, Seattle, Washington.

     We hope you can attend this meeting in person, but whether or not you plan to attend, it would be very helpful if you would sign the enclosed proxy card and return it in the envelope provided. Please do this immediately so that we CAN SAVE YOUR COMPANY THE TIME AND EXPENSE OF CONTACTING YOU AGAIN. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person if you attend the meeting, but will assure that your vote will be counted if you are unable to attend.

     If you have any questions, please do not hesitate to contact us.

                                           Sincerely,

                                           /s/ Guy C. Pinkerton
                                           Guy C. Pinkerton
                                           Chairman, President and
                                           Chief Executive Officer

                         Washington Federal, Inc. Logo
                                425 PIKE STREET
                             SEATTLE, WA 98101-2334
                                 (206) 624-7930

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 27, 1999

     NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of Washington Federal, Inc. ("Washington Federal") will be held at the Westin Hotel, 1900 Fifth Avenue, Seattle, Washington, on January 27, 1999, at 2:00 p.m., Pacific Time, for the following purposes:

          1. To elect three directors for a three-year term and until their successors are elected and qualified;

          2. To ratify the appointment of Deloitte & Touche LLP as Washington Federal's independent public accountants for fiscal 1999; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Washington Federal has fixed December 7, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                                  By Order of the Board of
                                                  Directors

                                                  /s/ Charles R. Richmond
                                                  Charles R. Richmond
                                                  Secretary

December 22, 1998
Seattle, Washington

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            WASHINGTON FEDERAL, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 27, 1999

     This Proxy Statement is furnished to the holders of the common stock, $1.00 par value per share ("Common Stock"), of Washington Federal, Inc. ("Washington Federal" or the "Company"), the parent holding company for Washington Federal Savings, a federally-chartered savings association, in connection with the solicitation of proxies by the Board of Directors of the Company, to be used at the Annual Meeting of Stockholders to be held at the Westin Hotel, 1900 Fifth Avenue, Seattle, Washington, on Wednesday, January 27, 1999, at 2:00 p.m., and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 22, 1998.

     The proxy solicited hereby, if properly signed and returned and not revoked prior to its use, will be voted in accordance with the instructions given thereon. If no instructions are so specified, then the proxy will be voted for the persons nominated to be directors by the Board of Directors, for the ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal 1999 and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of Washington Federal (Charles R. Richmond, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the meeting and notifying the Secretary of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

     Only stockholders of record at the close of business on December 7, 1998 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, 50,948,634 shares of Common Stock were issued and outstanding and the Company had no other class of equity securities issued and outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on matters other than the election of directors, in respect of which cumulative voting is permitted, as discussed below under "Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers."

VOTE REQUIRED

     The election of the Company's directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting, and the other proposal described in the accompanying Notice to Stockholders and any other business that properly may come before the Annual Meeting require that the votes cast in favor exceed the votes cast against the proposal.

EFFECT OF AN ABSTENTION AND BROKER NON-VOTES

     A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of October 1, 1998 with respect to (i) any person or entity known by Washington Federal to be the beneficial owner of more than 5% of the issued and outstanding Common Stock and
(ii) ownership of the Common Stock by all directors and executive officers of Washington Federal as a group.

                                           AMOUNT AND NATURE OF
  NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS
  ------------------------------------    -----------------------    ----------------
FMR Corp. ..............................        4,102,841(2)              7.98%
  82 Devonshire Street
  Boston, Massachusetts 02109-3614
All directors and executive
  officers as a group (12 persons)......        1,529,060(3)              2.96%(4)

------------------------------
(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange

    Act"), a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2) FMR Corp. has the sole power to dispose of 3,568,528 shares. FMR Corp. does not have the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds' Boards of Trustees. FMR Corp., through its control of Fidelity Management Trust Company, has sole dispositive power over 534,313 shares and sole power to vote or direct the voting of 514,403 shares, and no power to vote or direct the voting of 19,910 shares of common stock owned by the institutional account(s) as reported above.

(3) Includes ownership of options to purchase Common Stock that may be exercised by all executive officers as a group prior to December 31, 1998 aggregating 137,397 shares. Also includes 485,343 shares held by the Washington Federal Savings Profit Sharing Retirement and Employee Stock Ownership Plan (the "Retirement Plan") for the benefit of executive officers of Washington Federal. Directors, unless current or former employees of Washington Federal, do not participate in the Retirement Plan. The Retirement Plan is a qualified, defined contribution profit sharing and employee stock ownership plan maintained for all eligible employees of Washington Federal that invests primarily in U.S. Government and federal agency securities, certificates of deposit and similar instruments issued by Washington Federal and other financial institutions. The shares of Common Stock of Washington Federal held by the Retirement Plan are voted by the trustees of such plan, but their disposition can be directed only by the employee to whose account the shares are allocated. The trustees of the Retirement Plan are Karen S. Carlson, Arline T. Fonda and Ronald L. Saper, all of whom are full or part-time employees of Washington Federal Savings.

(4) The percentage of outstanding shares of Common Stock is based on the 51,446,129 shares of Common Stock issued and outstanding on October 1, 1998, plus options to purchase 137,397 shares of Common Stock that are exercisable by executive officers as a group prior to December 31, 1998.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

GENERAL

     The Restated Articles of Incorporation of Washington Federal provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by Washington Federal's Bylaws is eight.

     Pursuant to Washington Federal's Restated Articles of Incorporation, at each election of directors every stockholder entitled to vote has the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his or her shares shall equal, or by distributing such votes on the same principle among any number of candidates. In the event that cumulative voting is in effect, it is the intention of the persons named in the accompanying proxy to vote cumulatively for the election as directors the nominees listed in the table below. The accompanying proxy cannot be voted for any person who is not a nominee of the Board of Directors.

     At the Annual Meeting, stockholders of Washington Federal will be asked to elect three directors of Washington Federal for a three-year term and until their successors are elected and qualified. The three nominees for election as directors, which were selected by the Nominating Committee of the Board of Directors, are Anna C. Johnson, Richard C. Reed and Charles R. Richmond, all of whom currently serve as directors of Washington Federal. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of Washington Federal by blood, marriage or adoption.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of Washington Federal. Alternatively, under such circumstances the Board of Directors of Washington Federal may reduce the number of directors of Washington Federal.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

     The following tables set forth information relating to the nominees of Washington Federal for election as directors and directors of Washington Federal whose term continues.

                 NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2002

                                                                           COMMON STOCK OWNED
                                     POSITIONS WITH                     DIRECTLY OR INDIRECTLY AS
                                       WASHINGTON                                  OF
                                 FEDERAL AND PRINCIPAL                    OCTOBER 1, 1998(2)(3)
                                 OCCUPATION DURING PAST      DIRECTOR   -------------------------
         NAME           AGE            FIVE YEARS            SINCE(1)      NO.        PERCENTAGE
----------------------  ---   ----------------------------   --------   ---------    ------------
Anna C. Johnson         47    Director; Senior Partner,        1995        1,932           --%
                              Scan East West Travel,
                              Seattle, Washington
Richard C. Reed         77    Director; Management             1967      111,447          .22%
                              Consultant, Altman Weil,
                              Inc., Bellevue, Washington;
                              former Chairman of the law
                              firm of Reed, McClure,
                              Moceri, Thonn and Moriarty,
                              Seattle, Washington
Charles R. Richmond     59    Director; Executive Vice         1995      304,825(4)       .59%
                              President and Secretary of
                              Washington Federal

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES
                            BE ELECTED AS DIRECTORS.

                      DIRECTORS WITH TERM EXPIRING IN 2000

                                                                           COMMON STOCK OWNED
                                     POSITIONS WITH                     DIRECTLY OR INDIRECTLY AS
                                       WASHINGTON                                  OF
                                 FEDERAL AND PRINCIPAL                    OCTOBER 1, 1998(2)(3)
                                 OCCUPATION DURING PAST      DIRECTOR   -------------------------
         NAME           AGE            FIVE YEARS            SINCE(1)      NO.        PERCENTAGE
----------------------  ---   ----------------------------   --------   ---------    ------------
John F. Clearman        61    Director; Chief Financial        1996        8,830          .02%
                              Officer of Milliman &
                              Robertson, Inc.; Director of
                              Metropolitan Bancorp from
                              July 1993 until its merger
                              with and into the Company on
                              November 29, 1996; former
                              President and Chief
                              Executive Officer of N.C.
                              Machinery Co.; Director of
                              Esterline Corporation.
H. Dennis Halvorson     59    Director; Director of            1996       13,123          .03%
                              Metropolitan Bancorp from
                              September 1994 until its
                              merger with and into the
                              Company on November 29,
                              1996; former President and
                              Chief Executive Officer of
                              United Bank, a Savings Bank.
W. Alden Harris         65    Director; former Executive       1967      132,720          .26%
                              Vice President of Washington
                              Federal Savings.

                      DIRECTORS WITH TERM EXPIRING IN 2001

                                                                 COMMON STOCK OWNED
                             POSITIONS WITH                  DIRECTLY OR INDIRECTLY AS
                               WASHINGTON                                OF
                          FEDERAL AND PRINCIPAL                OCTOBER 1, 1998(2)(3)
                         OCCUPATION DURING PAST   DIRECTOR   --------------------------
      NAME         AGE         FIVE YEARS         SINCE(1)      NO.        PERCENTAGE
----------------   ---   -----------------------  --------   ----------   -------------
Kermit O. Hanson   82    Director; Dean Emeritus    1966       14,961          .03%
                         Graduate School of
                         Business
                         Administration,
                         University of
                         Washington; Vice
                         Chairman, Pacific Rim
                         Bankers Program
Guy C. Pinkerton   64    Chairman, President and    1991      640,419(4)      1.24%
                         Chief Executive Officer
                         of Washington Federal

------------------------------
(1) Includes tenure as a director of Washington Federal Savings and its predecessors.

(2) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(3) Based on information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the 51,446,129 shares of Common Stock issued and outstanding on October 1, 1998, plus options to purchase shares of Common Stock that are exercisable by a director prior to December 31, 1998.

(4) Includes in the case of Messrs. Pinkerton and Richmond, options to purchase 8,455 shares and 53,805 shares of Common Stock, respectively, which are exercisable prior to December 31, 1998, as well as 258,283 shares and 173,905 shares of Common Stock, respectively, which are held pursuant to the Retirement Plan.

CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information concerning the current executive officers of Washington Federal who are not directors and who are listed in the Summary Compensation Table under "Executive Compensation" below.

                                                                COMMON STOCK OWNED
                                     POSITIONS WITH         DIRECTLY OR INDIRECTLY AS
                                       WASHINGTON                       OF
                                  FEDERAL AND PRINCIPAL       OCTOBER 1, 1998(1)(2)
                                 OCCUPATION DURING PAST     --------------------------
         NAME            AGE           FIVE YEARS              NO.        PERCENTAGE
----------------------   ---   ---------------------------  ----------   -------------
William A. Cassels       57    Executive Vice President      106,018(3)      .21%
                               since October 1995;
                               previously served as Senior
                               Vice President
Larry D. Cierpiszewski   55    Executive Vice President       61,489(3)      .12%
                               since October 1996;
                               previously served as Senior
                               Vice President
Ronald L. Saper          48    Executive Vice President       52,875(3)      .10%
                               and Chief Financial Officer
                               since October 1995;
                               previously served as Senior
                               Vice President and Chief
                               Financial Officer

------------------------------
(1) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares, or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2) Based on information furnished by the respective officers. The percentage of outstanding shares of Common Stock is based upon the 51,446,129 shares of Common Stock issued and outstanding on October 1, 1998, plus options to purchase shares of Common Stock that are exercisable by that executive officer prior to December 31, 1998.

(3) Includes in the case of Messrs. Cassels, Cierpiszewski and Saper options to purchase 11,655 shares, 15,023 shares and 38,008 shares of Common Stock, respectively, which are exercisable prior to December 31, 1998, as well as in the case of Messrs. Cassels, Cierpiszewski and Saper, 7,454 shares, 18,032 shares and 9,539 shares of Common Stock, respectively, which are held pursuant to the Retirement Plan.

STOCKHOLDER NOMINATIONS

     Pursuant to Article IV, Section 4.15 of Washington Federal's Bylaws, stockholders of Washington Federal may name nominees for election to the Board of Directors by submitting such written nominations to the Secretary of Washington Federal at least ninety (90) days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding annual meeting of stockholders of Washington Federal. Such stockholder's notice shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
(b) a representation that the stockholder is a holder of record of stock of Washington Federal entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as director of Washington Federal if elected. If a nomination is made in accordance with applicable requirements, then ballots will be provided for use by stockholders at the stockholder meeting bearing the name of such nominee or nominees. No nominations for election as a director at the Annual Meeting were submitted to Washington Federal in accordance with the foregoing requirements.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, Washington Federal's directors and executive officers and any persons holding more than 10% of the outstanding Common Stock must report their ownership of Washington Federal's securities and any changes in that ownership to the SEC by specific dates. Washington Federal believes that during the fiscal year ended September 30, 1998, all of these filing requirements were satisfied by its directors and executive officers. In making the foregoing statement, Washington Federal has relied in part on representations of its directors and executive officers and copies of the reports that they have filed with the SEC.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of Washington Federal held a total of ten meetings during the last fiscal year. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during his or her tenure in office during the last fiscal year or the total number of all meetings held by all committees of the Board of Directors on which he or she served during such year. Washington Federal paid its directors a $1,000 monthly retainer plus $450 for each meeting attended. Messrs. Kean and Mersereau, former directors who currently serve as director emeriti, also receive the $1,000 monthly retainer. The Board of Directors has established Executive, Audit, Personnel and Stock Compensation and Nominating Committees. Directors were paid $375 (committee chairmen were paid $475) for each committee meeting attended, other than short meetings held in conjunction with regularly scheduled board meetings.

     The Board of Directors selects certain of its members to serve on its Executive Committee. The present Executive Committee consists of Messrs. Pinkerton (Chairman), Hanson, Harris and Reed. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of Washington Federal between board meetings unless otherwise provided by the Bylaws of Washington Federal. The Executive Committee did not meet during the last fiscal year.

     The Board of Directors has a standing Audit Committee. The Audit Committee consists of Mr. Clearman (Chairman), Ms. Johnson and Mr. Reed. The Audit Committee reviews and accepts the reports of Washington Federal's independent auditors and the federal examiners. The Audit Committee met two times during the last fiscal year.

     The Board of Directors has a standing Personnel and Stock Compensation Committee (the "Committee"). The Committee consists of Messrs. Harris (Chairman), Halvorson and Hanson. No member of the Committee has served as an officer or an employee of Washington Federal or Washington Federal Savings during the past five years. The Committee studies personnel and compensation recommendations made by the Chief Executive Officer and makes recommendations to the Board of Directors. Further, the Committee is authorized to act under Washington Federal's stock option plans to grant stock options, stock appreciation rights and performance shares. The Committee met four times during the last fiscal year.

     The Board of Directors has appointed three of its members to serve as a Nominating Committee in connection with the election of directors. For the present Annual Meeting, the Board of Directors appointed Messrs. Halvorson (Chairman), Hanson and Harris to serve on the Nominating Committee. The Nominating Committee met one time during the last fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation awarded or paid by or on behalf of Washington Federal for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the top five other executive officers of Washington Federal whose total compensation during the last fiscal year exceeded $100,000 (the "Named Executives").

                                                                                    LONG-TERM COMPENSATION
                                                                                -------------------------------
                                                ANNUAL COMPENSATION                    AWARDS           PAYOUTS
                                       --------------------------------------   ---------------------   -------
                                                                                RESTRICTED
NAME AND PRINCIPAL POSITION   FISCAL                           OTHER ANNUAL       STOCK      OPTIONS/    LTIP        ALL OTHER
     DURING FISCAL 1998        YEAR    SALARY(1)   BONUS(2)   COMPENSATION(3)    AWARD(S)    SARS(#)    PAYOUTS   COMPENSATION(4)
----------------------------  ------   ---------   --------   ---------------   ----------   --------   -------   ---------------
Guy C. Pinkerton               1998     353,630    $34,776           0              0         12,000       0         $ 39,744
 Chairman, President           1997     314,750     32,118           0              0              0       0           37,584
 and Chief Executive           1996     306,600     25,704           0              0         11,000       0           36,252
 Officer
William A. Cassels             1998    $143,400    $14,238           0              0          8,000       0         $ 16,272
 Executive Vice President      1997     124,800     12,558           0              0              0       0           14,688
                               1996     114,930      9,569           0              0          5,500       0           13,471
Larry D. Cierpiszewski         1998    $116,940    $11,592           0              0          8,000       0         $ 13,248
 Executive Vice President      1997     100,200      9,978           0              0              0       0           11,664
                               1996      88,860      7,378           0              0          5,000       0           10,382
Patrick F. Patrick(5)          1998    $105,000    $ 9,450           0              0          8,000       0         $250,800
 Executive Vice President      1997     150,000     10,950           0              0         25,000       0           12,600
Charles R. Richmond            1998    $234,750    $22,176           0              0          8,000       0         $ 25,344
 Executive Vice President      1997     218,550     20,736           0              0              0       0           24,264
 and Secretary                 1996     209,175     16,434           0              0          8,250       0           23,166
Ronald L. Saper                1998    $165,510    $16,632           0              0          8,000       0         $ 19,008
 Executive Vice President      1997     150,300     15,201           0              0              0       0           17,784
 and Chief Financial Officer   1996     141,000     11,760           0              0          6,000       0           16,560

------------------------------
(1) Includes director's fees for Messrs. Pinkerton and Richmond. Includes amounts deferred by Messrs. Cassels, Cierpiszewski, Patrick and Saper pursuant to the Retirement Plan, which permits deferrals pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). During fiscal 1998, 1997 and 1996, Messrs. Pinkerton and Richmond did not defer amounts pursuant to the Retirement Plan.

(2) Represents cash profit sharing bonus paid semi-annually to all officers and employees as of June 30 and December 31.

(3) Washington Federal owns automobiles for use by Messrs. Cassels, Richmond and Saper and certain other employees. Washington Federal also pays club dues and other miscellaneous benefits for certain executive officers. Washington Federal has concluded that the individual and aggregate amount of personal benefits provided, which are not reflected in the above table, did not exceed the lesser of $50,000 or 10% of the cash compensation reported above for each of the Named Executives.

(4) Consists of amounts allocated or paid by Washington Federal to the executive officer pursuant to the Retirement Plan as well as a lump sum payment made to Mr. Patrick upon his retirement.

(5) Mr. Patrick's employment with the Company began on November 29, 1996 and continued until his retirement on April 30, 1998.

OPTIONS/SARS GRANTED IN FISCAL 1998

     The following table sets forth certain information with respect to stock options granted to the Named Executives during the year ended September 30, 1998.

                                                                                        POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                           VALUE AT ASSUMED
                        -------------------------------------------------------------   RATES OF STOCK PRICE
                                     % OF TOTAL OPTIONS                                   APPRECIATION FOR
                                         GRANTED TO        EXERCISE OR                     OPTION TERM(3)
                         OPTIONS        EMPLOYEES IN        BASE PRICE     EXPIRATION   ---------------------
         NAME           GRANTED(1)      FISCAL YEAR       (PER SHARE)(2)      DATE         5%          10%
         ----           ----------   ------------------   --------------   ----------   ---------   ---------
Guy C. Pinkerton          12,000           3.13%              $29.50        11/30/07    $222,600    $564,240
William A. Cassels         8,000           2.08%              $29.50        11/30/07    $148,400    $376,160
Larry D. Cierpiszewski     8,000           2.08%              $29.50        11/30/07    $148,400    $376,160
Patrick F. Patrick(4)      8,000           2.08%              $29.50          N/A         N/A         N/A
Charles R. Richmond        8,000           2.08%              $29.50        11/30/07    $148,400    $376,160
Ronald L. Saper            8,000           2.08%              $29.50        11/30/07    $148,400    $376,160

------------------------------
(1) Mr. Pinkerton's options become exercisable on May 15, 2000. All other options vest 20% each year beginning May 15, 2001 and continuing through April 30, 2005.

(2) The exercise price was based on the bid price of a share of Common Stock on the date of grant.

(3) Assumes future stock prices of $48.05 and $76.52 at compounded rates of return of five percent and 10 percent, respectively. The valuations listed above are based on hypothetical rates of appreciation in the price of the Common Stock (five percent and 10 percent, compounded annually) and are included here in response to specific requirements of the SEC. Washington Federal makes no representation that its stock will perform similarly or show similar appreciation.

(4) Mr. Patrick retired April 30, 1998 at which time his stock options were terminated.

AGGREGATE OPTIONS/SARS EXERCISED IN
FISCAL 1998 AND FISCAL YEAR END OPTION/SAR VALUES

     The following table sets forth certain information with respect to the exercise of stock options during fiscal 1998 and outstanding stock options held by the Named Executives as of September 30, 1998.

                                                                                  VALUE OF UNEXERCISED
                                                    NUMBER OF UNEXERCISED             IN-THE-MONEY
                                                        OPTIONS/SARS                 OPTIONS/SARS AT
                          SHARES                         AT YEAR END              SEPTEMBER 30, 1998(1)
                         ACQUIRED      VALUE     ---------------------------   ---------------------------
         NAME           ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----           -----------   --------   -----------   -------------   -----------   -------------
Guy C. Pinkerton          23,096      $172,638          0         21,655        $      0       $ 89,792
William A. Cassels        14,552       206,608      8,756         36,590          88,011        263,064
Larry D. Cierpiszewski    27,069       362,170     11,126         35,166         132,956        248,502
Patrick F. Patrick             0             0          0              0               0              0
Charles R. Richmond            0             0     46,557         53,385         479,503        425,395
Ronald L. Saper                0             0     36,075         42,877         359,990        323,739

------------------------------
(1) The indicated value is based on the $25.00 per share market value of the Common Stock at September 30, 1998, minus the exercise price.

REPORT OF THE PERSONNEL AND STOCK COMPENSATION COMMITTEE

     The Personnel and Stock Compensation Committee reviews and establishes management compensation and compensation policies and procedures. Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for its approval. The Committee also has responsibility for the grant of awards under Washington Federal's stock option plans.

     Executive officer compensation adjustments were based on Washington Federal's overall performance in the past year and an analysis of compensation levels necessary to attract and maintain quality personnel. In this way, Washington Federal is able to compete for and retain talented executives who are critical to Washington Federal's long-term success and aligns the interest of those with the long-term interests of Washington Federal's stockholders.

     Executive compensation consists of three components: cash compensation, including base salary and semi-annual incentive bonus; long-term incentive compensation in the form of stock options; and executive benefits. The components are intended to provide incentives to achieve short and long-range objectives of Washington Federal and to reward exceptional performance. Performance is evaluated not only with respect to Washington Federal's earnings but also with respect to comparable industry performance, the accomplishment of Washington Federal's business objectives and the individual's contribution to Washington Federal's core earnings and stockholder value. The competitiveness of Washington Federal's compensation structure is determined by a thorough review of compensation survey data collected by the Committee. To motivate job performance and to encourage growth in stockholder value, stock options are granted under Washington Federal's stock option plan to all executives and other personnel in order to encourage substantial contributions toward the overall success of Washington Federal. The Committee believes that this focuses attention on managing Washington Federal from the perspective of an owner with an equity stake in the business. With respect to executive benefits, executive officers receive all normal employee fringe benefits.

     In determining the overall compensation package for the Chief Executive Officer, the Committee considered each of the factors enumerated in the preceding paragraphs regarding compensation for executive officers of Washington Federal, as well as the financial performance achieved by Washington Federal during the past fiscal year. In addition to a high level of earnings, Washington Federal continued at or near the top of the financial industry for such key financial performance measures as return on average assets, return on average equity, capital and efficiency ratios. Additionally, the Committee reviewed various compensation packages provided to executive officers of publicly-traded financial institutions. The results of such review showed Mr. Pinkerton's overall compensation package to be below the median for chief executive officers of publicly-traded financial institutions of comparable size and performance.

                                           Dated this 30th day of September 1998

                                           THE PERSONNEL AND STOCK
                                           COMPENSATION COMMITTEE

                                           W. Alden Harris, Chairman
                                           H. Dennis Halvorson
                                           Kermit O. Hanson

PERFORMANCE GRAPH

     The following graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to Washington Federal's stockholders during the period February 3, 1995 through September 30, 1998, as well as an overall stock market index (Nasdaq-U.S.) and the Nasdaq Financial Stocks index during this period. On February 3, 1995, Washington Federal, Inc. completed its acquisition of Washington Federal Savings in connection with the reorganization of Washington Federal Savings into the holding company form of organization.

                                 WASHINGTON       Nasdaq Stock         Nasdaq
                                  FEDERAL,         Market (US         Financial
                                    INC.           Companies)          Stocks
                                   100.00            100.00            100.00
2/3/95                             108.84            105.10            104.80
                                   108.84            108.21            105.78
                                   111.56            111.76            108.47
                                   124.15            114.48            111.97
                                   119.73            123.60            116.17
                                   118.37            132.58            122.25
                                   126.53            135.08            127.98
9/29/95                            129.25            138.18            131.75
                                   124.49            137.19            131.84
                                   131.29            140.26            137.56
                                   139.46            139.32            139.60
                                   130.61            140.33            139.85
                                   127.96            145.66            141.78
                                   130.20            145.84            145.27
                                   125.71            157.65            145.02
                                   129.46            164.65            146.54
                                   122.72            156.91            146.13
                                   127.21            143.09            143.29
                                   132.45            151.15            153.68
9/30/96                            141.43            162.46            161.03
                                   143.67            161.75            167.23
                                   159.39            171.16            178.73
                                   158.64            170.95            179.45
                                   155.65            182.71            188.13
                                   167.92            173.33            196.80
                                   149.81            161.77            187.19
                                   158.04            166.94            189.86
                                   173.68            185.42            201.98
                                   169.15            190.95            214.81
                                   186.03            211.04            231.70
                                   179.44            210.19            229.87
9/30/97                            195.08            223.21            252.00
                                   194.26            211.02            251.60
                                   211.96            211.94            259.00
                                   207.02            207.94            281.67
                                   194.26            214.43            270.82
                                   200.10            234.44            285.08
                                   201.01            243.07            297.28
                                   203.72            247.41            301.59
                                   201.46            235.55            289.68
                                   200.10            250.89            291.45
                                   188.33            247.93            283.72
                                   163.89            198.52            230.11
9/30/98                            181.09            224.29            241.16

     The stock performance graph assumes $100 was invested on February 3, 1995.

INDEBTEDNESS OF MANAGEMENT

     Washington Federal Savings will from time to time make mortgage loans to officers and employees on the security of their residences at prevailing contractual interest rates. Management believes that these loans do not involve more than the normal risks of collectibility or present other unfavorable features. Except for loan origination fees, which Washington Federal Savings waived prior to August 1989, these loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. Washington Federal Savings also makes loans secured by savings accounts to its non-executive officers and employees. These loans are made on the same terms as those prevailing for comparable loans to non-affiliated persons.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     At the Annual Meeting, stockholders of Washington Federal will be asked to ratify the appointment of Deloitte & Touche LLP as Washington Federal's independent public accountants for the year ending September 30, 1999. This appointment was recommended by the Audit Committee of Washington Federal and approved by the Board of Directors of Washington Federal. If the stockholders of Washington Federal do not ratify the appointment of Deloitte & Touche LLP, then the Board of Directors of Washington Federal will reconsider the appointment.

     Deloitte & Touche LLP has advised Washington Federal that neither the firm nor any of its members has any direct or indirect financial interest in, or during the last three years, has had any other connection with Washington Federal other than the usual relationship which exists between independent public accountants and clients.

     The professional services rendered by Deloitte & Touche LLP during fiscal 1998 consisted of auditing Washington Federal's financial statements, services related to filings with the OTS and consultations on matters related to taxes, accounting and financial reporting.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS WASHINGTON FEDERAL'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Washington Federal. Washington Federal will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common stock. In addition to solicitations by mail, directors, officers and employees of Washington Federal may solicit proxies personally or by telephone without additional compensation.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next annual meeting of stockholders of Washington Federal must be received at the main office of Washington Federal no later than August 24, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     No stockholder proposals were submitted in connection with this Annual Meeting. Stockholder proposals that are not submitted for inclusion in Washington Federal's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.15 of Washington Federal's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Washington Federal. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of Washington Federal not later than 90 days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding annual meeting of stockholders of Washington Federal, or not later than September 23, 1999 in connection with the annual meeting of stockholders for the year 2000 of

Washington Federal. Such stockholder's notice is required to set forth certain information specified in Washington Federal's Bylaws.

                                 ANNUAL REPORTS

     Stockholders of Washington Federal as of the record date for the Annual Meeting are being forwarded a copy of Washington Federal's Annual Report to Stockholders for the year ended September 30, 1998 (the "Annual Report"). Included in the Annual Report are the consolidated statements of financial condition of Washington Federal as of September 30, 1998 and 1997 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended September 30, 1998, prepared in accordance with generally accepted accounting principles, and the related report of Washington Federal's independent public accountants. The Annual Report is not a part of this Proxy Statement.

     UPON RECEIPT OF A WRITTEN REQUEST, WASHINGTON FEDERAL WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED SEPTEMBER 30, 1998. UPON WRITTEN REQUEST AND A PAYMENT OF A COPYING CHARGE OF $.10 PER PAGE, WASHINGTON FEDERAL WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO RONALD
L. SAPER, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WASHINGTON FEDERAL, INC., 425 PIKE STREET, SEATTLE, WASHINGTON 98101. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.

                                REVOCABLE PROXY
                            WASHINGTON FEDERAL, INC.
                   425 Pike Street, Seattle, Washington 98101


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints the Board of Directors as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent the undersigned and to vote as designated below, all the shares of Common Stock of Washington Federal, Inc. ("Washington Federal") held of record by the undersigned on December 7, 1998, at the Annual Meeting of Stockholders to be held at the Westin Hotel, 1900 Fifth Avenue, Seattle, Washington, on January 27, 1999, or at any adjournment thereof (the "Annual Meeting").

        This proxy may be revoked at any time before it is exercised.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, then this proxy will be voted for the nominees named under Proposal 1 below and for Proposal 2. In the discretion of the Proxies, shares may be voted cumulatively so as to elect the maximum number of nominees for director.

        The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Washington Federal called for the 27th day of January 1999 and a Proxy Statement for such Annual Meeting prior to the signing of this proxy.

1.      Election of directors for three-year term expiring in 2002:

        [ ]  FOR all nominees named below          [ ]  WITHHOLD AUTHORITY
             (except as marked to the                   to vote for all nominees
             contrary below)                            named below

            Anna C. Johnson, Richard C. Reed and Charles R. Richmond

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent public accountants of Washington Federal for fiscal year 1999.

        [ ] FOR                     [ ] AGAINST                 [ ] ABSTAIN

        In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.



                                        Please sign exactly as your name appears on the stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If executed by a corporation, sign full corporate name by a duly authorized officer.



                                        ________________________________________
                                        Signature



                                        ________________________________________
                                        Signature



                                        Dated:__________________________________

                                        IN VIEW OF THE IMPORTANCE OF THE ACTION
                                        TO BE TAKEN AND TO SAVE THE COST OF
                                        FURTHER PROXY SOLICITATION, WE URGE YOU
                                        TO MARK, SIGN, DATE AND RETURN THE PROXY
                                        CARD PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.



                                       2